Exhibit 24.1

POWER OF ATTORNEY

John C. Barpoulis, the undersigned, Director of Gas Transmission Northwest Corporation, hereby constitutes and appoints P. Chrisman Iribe as his attorney-in-fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorney-in-fact does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this document this 30th day of March, 2004.

/s/    JOHN C. BARPOULIS

John C. Barpoulis

POWER OF ATTORNEY

Sanford L. Hartman, the undersigned, Director of Gas Transmission Northwest Corporation, hereby constitutes and appoints P. Chrisman Iribe as his attorney-in-fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorney-in-fact does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this document this 30th day of March, 2004.

/s/    SANFORD L. HARTMAN

Sanford L. Hartman

POWER OF ATTORNEY

Robert T. Howard, the undersigned, Director of Gas Transmission Northwest Corporation, hereby constitutes and appoints P. Chrisman Iribe as his attorney-in-fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorney-in-fact does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this document this 30th day of March, 2004.

/s/    ROBERT T. HOWARD

Robert T. Howard